SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2002


                                QWEST CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Colorado
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                 (State or other jurisdiction of incorporation)



        001-03040                                          84-0273800
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(Commission File Number)                       (IRS Employer Identification No.)



         1801 California Street           Denver, Colorado               80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-5109
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                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On May 23, 2002, the ultimate parent of Qwest Corporation (the "Company"), Qwest Communications International Inc. ("Qwest"), hosted a conference call with media, analysts, investors and other interested persons. The webcast of the call (replay) is accessible on Qwest's website. Qwest's Current Report on Form 8-K filed March 18, 2002 is hereby incorporated by reference herein in its entirety. In addition, the Company is disclosing the following:

         o The downgrade by Standard and Poor's of the Company's long term corporate credit rating to BB+ does not constitute a default under the syndicated credit facility that the Company and Qwest are parties to or under any of the Company's other debt instruments. The Company no longer has any amounts owing under the credit facility. No acceleration of payments under the other debt instruments would result from the downgrade.

         o As previously stated, Qwest is committed to strengthen its balance sheet through de-leveraging efforts. These may include a sale of non-core assets owned by the Company. There can be no assurance that any of these will be completed in 2002 or on terms satisfactory to Qwest.

         o As a result of the downgrade of Qwest, certain covenants under two series of Qwest high-yield bonds issued prior to the U S WEST merger that had been suspended now apply to the Company. Copies of the indentures for these bonds are filed with the Securities and Exchange Commission as exhibits to this 8-K by incorporation by reference to Qwest's Registration Statement on Form S-4 (File No. 333-71603) filed February 2, 1999.

         o Among the covenants that the Company is now subject to are: a limitation on the types and amount of third-party debt the Company may incur (including a requirement that if the Company privately places or publicly offers debt securities it must guarantee the Qwest high-yield bonds), a limitation on the amount of investments (as defined in the indentures) the Company may make in entities other than another subsidiary of Qwest that is subject to the covenants in the indentures (a "Restricted Subsidiary"), a limitation on the Company placing restrictions on its ability to pay dividends, make loans or pay money to Qwest or another Restricted Subsidiary, a limitation on certain sale and leaseback transactions and a limitation on the application of proceeds of certain asset sales.

         o Under the covenant limiting the application of proceeds of certain asset sales, proceeds must generally be used to pay down debt or fund telecommunication operations. The credit facility requires that proceeds of certain assets sales by the Company be applied to reduce the borrowings under the credit facility to $2 billion or less.

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

FORWARD LOOKING STATEMENTS WARNING

         This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest or Qwest Corporation (together with its affiliates, the "Company", "we", "our" or "us") with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: the duration and extent of the current economic downturn in our 14-state local service area, including its effect on our customers and suppliers; any adverse outcome of the SEC's current inquiries into Qwest's accounting policies, practices and procedures; adverse results of increased review and scrutiny of Qwest by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; Qwest's cash needs, which are likely to consume much of our net income this year; rapid and significant changes in technology and markets; failure to achieve the projected synergies and financial results expected to result from Qwest's acquisition of U S WEST and difficulties in combining the operations of the combined company; Qwest's future ability to provide interLATA services within our 14-state local service area; potential fluctuations in quarterly results; intense competition in the markets in which we compete; changes in demand for our products and services; adverse economic conditions in the markets served by us; dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; adverse developments in commercial disputes or legal proceedings; and changes in the outcome of future events from the assumed outcome included in our significant accounting policies described in our Annual Report on Form 10-K for the year ended December 31, 2001, as the same may be amended. The information contained in this Current Report on Form 8-K is a statement of the Company's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and the Company's assumptions. The Company may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in the Company's assumptions or otherwise. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which the Company assumes no responsibility. The Company undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

         By including any information in this Current Report on Form 8-K, the Company does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



Exhibit 4.1 Indenture dated as of November 4, 1998 with Bankers Trust Company (including form of Qwest's 7.50% Senior Discount Notes due 2008 and 7.50% Series B Senior Discount Notes due 2008 as an exhibit thereto) (incorporated by reference to Qwest's Registration Statement on Form S-4 (File No. 333-71603) filed February 2, 1999).

Exhibit 4.2 Indenture dated as of November 27, 1998 with Bankers Trust Company (including form of Qwest's 7.25% Senior Discount Notes due 2008 and 7.25% Series B Senior Discount Notes due 2008 as an exhibit thereto) (incorporated by reference to Qwest's Registration Statement on Form S-4 (File No. 333-71603) filed February 2, 1999).

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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       QWEST CORPORATION



DATE: May 29, 2002                     By: /s/ CHARLES A. JOSENHANS
                                           -------------------------------------
                                           Charles A. Josenhans
                                           Vice President, Controller and
                                           Treasurer


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

                                  EXHIBIT INDEX



Exhibit 4.1 Indenture dated as of November 4, 1998 with Bankers Trust Company (including form of Qwest's 7.50% Senior Discount Notes due 2008 and 7.50% Series B Senior Discount Notes due 2008 as an exhibit thereto) (incorporated by reference to Qwest's Registration Statement on Form S-4 (File No. 333-71603) filed February 2, 1999).

Exhibit 4.2 Indenture dated as of November 27, 1998 with Bankers Trust Company (including form of Qwest's 7.25% Senior Discount Notes due 2008 and 7.25% Series B Senior Discount Notes due 2008 as an exhibit thereto) (incorporated by reference to Qwest's Registration Statement on Form S-4 (File No. 333-71603) filed February 2, 1999).

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